Exhibit 99.1
Five9 Reports Third Quarter Total Revenue Growth of 27%
LTM Enterprise Subscription Revenue Growth Accelerates to 43%
YTD GAAP Operating Cash Flow Improves by $16.9M
Raises 2016 Guidance for Revenue and Bottom Line

SAN RAMON, CALIF. - November 1, 2016 - Five9, Inc. (NASDAQ:FIVN), a leading provider of cloud software for the enterprise contact center market, today reported results for the third quarter 2016 ended September 30, 2016.

Third Quarter 2016 Financial Results

•	Total revenue for the third quarter of 2016 increased 27% to a record $41.0 million, compared to $32.3 million for the third quarter of 2015

•	GAAP gross margin was 56.6% for the third quarter of 2016, compared to 54.1% for the third quarter of 2015

•	Adjusted gross margin was 61.5% for the third quarter of 2016, compared to 59.4% for the third quarter of 2015

•	GAAP net loss for the third quarter of 2016 was $(3.9) million, or $(0.07) per share, compared to a GAAP net loss of $(6.0) million, or $(0.12) per share, for the third quarter of 2015

•	Non-GAAP net loss for the third quarter of 2016 was $(0.2) million, or $(0.00) per share, compared to a non-GAAP net loss of $(3.9) million, or $(0.08) per share, for the third quarter of 2015

•	GAAP operating cash flow for the third quarter of 2016 was $1.7 million, compared to a GAAP operating cash outflow of $(3.2) million for the third quarter of 2015

•	Adjusted EBITDA for the third quarter of 2016 was $2.7 million, or 6.7% of revenue, compared to a loss of $(1.1) million, or (3.4)% of revenue, for the third quarter of 2015

“Our third quarter results were once again outstanding. Our revenue grew 27% year-over-year resulting in record revenue of $41.0 million. This revenue growth was driven primarily by the continued acceleration in our enterprise business, which delivered 43% growth in LTM enterprise subscription revenue and which drives high marginal profitability. Additionally, Five9 was once again named a leader in this year’s Gartner Magic Quadrant for Contact Center as a Service, North America, published on October 24th, and we were positioned highest on ability to execute. We see this as further validation of our leadership position in the enterprise market. We believe we are still in the early days of a massive push towards modernization of customer service and contact center technologies. Given our leadership position in this market and the strong momentum in our business, we are again raising 2016 guidance.”
- Mike Burkland, President and CEO, Five9

Q3 Business Highlights

•	Third quarter record for enterprise bookings

•	LTM enterprise subscription revenue grew 43% year-over-year, up from 35% in the year ago period

•	LTM enterprise revenue increased to 68% of total revenue, up from 63% in the year ago period

•	Annual dollar-based retention rate was 100%, up from 95% in the year ago period

Business Outlook

•	For the full year 2016, Five9 expects to report:

•	Revenue in the range of $159.2 to $160.2 million, up from the prior guidance range of $155.8 to $157.8 million that was previously provided on August 3, 2016

•
GAAP net loss in the range of $(15.8) to $(16.8) million, including a $1.0 million write-off of unamortized fees and discounts as well as a prepayment penalty from the termination of our prior term debt facility, or a loss of $(0.30) to $(0.32) per share, improved from the prior guidance range of $(17.8) to $(19.8) million, or a loss of $(0.34) to $(0.38) per share, that was previously provided on August 3, 2016

•
Non-GAAP net loss in the range of $(4.5) to $(5.5) million, or $(0.09) to $(0.11) per share, improved from the prior guidance range of $(6.5) to $(8.5) million, or $(0.12) to $(0.16) per share, that was previously provided on August 3, 2016

•	For the fourth quarter of 2016, Five9 expects to report:

•	Revenue in the range of $41.3 to $42.3 million

•	GAAP net loss in the range of $(3.5) to $(4.5) million, or a loss of $(0.07) to $(0.09) per share

•	Non-GAAP net loss in the range of $(0.8) to $(1.8) million, or a loss of $(0.02) to $(0.03) per share

Conference Call Details
Five9 will discuss its third quarter 2016 results today, November 1, 2016, via teleconference at 4:30 p.m. Eastern Time. To access the call (ID 2120093), please dial: 888-437-9362 or 719-325-2492. An audio replay of the call will be available through November 15, 2016 by dialing 888-203-1112 or 719-457-0820 and entering access code 2120093. A copy of this press release will be furnished to the Securities and Exchange Commission on a Current Report on Form 8-K, and will be posted to our web site, prior to the conference call.
A webcast of the call will be available on the Investor Relations section of the Company’s website at http://investors.five9.com/.

Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures. We calculate adjusted gross profit by adding back the following items to gross profit: depreciation, amortization, and stock-based compensation expenses. We calculate adjusted EBITDA by adding back the following items to net loss: depreciation, amortization, interest expense, income tax expense, stock-based compensation expense, and interest and other, which consists primarily of interest income and foreign exchange gains and losses. We calculate non-GAAP operating income (loss) as operating loss excluding stock-based compensation, amortization of acquisition intangibles and an immaterial one time out of period adjustment for sales taxes. We calculate non-GAAP net loss as net loss excluding stock-based compensation, amortization of acquisition intangibles, extinguishment of debt, amortization of debt discount and issuance costs, and an immaterial one time out of period adjustment for sales taxes. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. Five9 considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the Company, exclusive of unusual events, as well as factors that do not directly affect what we consider to be our core operating performance. The Company’s management uses these measures to (i) illustrate underlying trends in the Company’s business that could otherwise be masked by the effect of income or expenses that are excluded from non-GAAP measures, and (ii) establish budgets and operational goals for managing the Company’s business and evaluating its performance. In addition, investors often use similar measures to evaluate the operating performance of a company. Non-GAAP financial measures are presented only as supplemental information for purposes of understanding the Company's operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP. Please see the reconciliation of non-GAAP financial measures set forth herein and attached to this release.

Forward Looking Statements
This news release contains certain forward-looking statements, including the statements in the quote from our Chief Executive Officer, including statements regarding Five9’s market position, customer service and contact center market trends, increasing demand for Five9’s solutions, and the fourth quarter 2016 and full year 2016 financial projections set forth under the caption “Business Outlook,” that are based on our current expectations and involve numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate. Risks that may cause these forward-looking statements to be inaccurate include, among others: (i) our quarterly and annual results may fluctuate significantly, may not fully reflect the underlying performance of our business and may result in decreases in the price of our common stock; (ii) we may be unable to attract new clients or sell additional services and functionality to our existing clients or could experience a reduction in seats or revenues from existing clients; (iii) our recent rapid growth may not be indicative of our future growth and we may fail to manage our growth effectively; (iv) we may not be able to grow our sales and support staff sufficiently to continue to grow our business; (v) the markets in which we participate are highly competitive and we may be unable to compete effectively; (vi) we may be unable to manage our technical operations infrastructure, which could cause our existing clients to experience service outages, cause our new clients to experience delays in the deployment of our solution and subject us to, among other things, claims for credits or damages; (vii) a decline in our dollar-based retention rate could cause our revenues and gross margins to decrease and our net loss to increase and we may be required to spend more money to grow our client base to maintain our revenues; (viii) sales of our solutions to larger organizations may require longer sales and implementation cycles and we may be unable to offer the configuration and integration services or customized features and functions required by larger organizations, which could delay or prevent sales of our solution to them; (ix) downturns or upturns in new sales will not be immediately reflected in our operating results and may be difficult to discern; (x) third-party telecommunications and internet service providers on which we rely may fail to provide our clients and their customers with reliable telecommunication services and connectivity to our cloud contact center software; (xi) we may be unable to achieve or sustain profitability; (xii) we may be unable to secure additional financing on favorable terms, or at all, to meet our future capital needs; and (xiii) the other risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in our Securities and Exchange Commission filings and reports, including, but not limited to, our most recent quarterly report on Form 10-Q. Such forward looking statements speak only as of the date hereof and readers should not unduly rely on such statements. We undertake no obligation to update the information contained in this press release, including in any forward-looking statements.

About Five9
Five9 is a leading provider of cloud software for the enterprise contact center market, bringing the power of the cloud to thousands of customers and facilitating over three billion customer interactions annually. Since 2001, Five9 has led the cloud revolution in contact centers, helping organizations transition from legacy premise-based solutions to the cloud. Five9 provides businesses with cloud contact center software that it reliable, secure, compliant and scalable which is designed to create exceptional customer experiences, increase agent productivity and deliver tangible business results. For more information visit www.five9.com.

FIVE9, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	September 30, 2016	December 31, 2015
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$57,333	$58,484
Accounts receivable, net	12,899	10,567
Prepaid expenses and other current assets	4,097	2,184
Total current assets	74,329	71,235
Property and equipment, net	13,690	13,225
Intangible assets, net	1,657	2,041
Goodwill	11,798	11,798
Other assets	1,225	934
Total assets	$102,699	$99,233

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,609	$2,569
Accrued and other current liabilities	10,500	7,911
Accrued federal fees	5,873	5,684
Sales tax liability	1,307	1,262
Revolving line of credit	—	12,500
Notes payable	1,070	7,212
Capital leases	5,634	4,972
Deferred revenue	8,838	6,413
Total current liabilities	36,831	48,523
Revolving line of credit — less current portion	32,594	—
Sales tax liability — less current portion	1,591	1,915
Notes payable — less current portion	470	17,327
Capital leases — less current portion	4,902	4,606
Other long-term liabilities	532	582
Total liabilities	76,920	72,953
Stockholders’ equity:
Common stock	53	51
Additional paid-in capital	192,415	180,649
Accumulated deficit	(166,689)	(154,420)
Total stockholders’ equity	25,779	26,280
Total liabilities and stockholders’ equity	$102,699	$99,233

FIVE9, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015

Revenue	$40,982	$32,287	$117,883	$92,835
Cost of revenue	17,790	14,812	51,164	43,860
Gross profit	23,192	17,475	66,719	48,975
Operating expenses:
Research and development	6,041	5,473	17,642	17,079
Sales and marketing	12,925	10,797	38,268	31,322
General and administrative	6,143	6,087	18,561	19,389
Total operating expenses	25,109	22,357	74,471	67,790
Loss from operations	(1,917)	(4,882)	(7,752)	(18,815)
Other income (expense), net:
Interest expense	(961)	(1,235)	(3,357)	(3,529)
Extinguishment of debt	(1,026)	—	(1,026)	—
Interest income and other	12	119	(66)	72
Total other income (expense), net	(1,975)	(1,116)	(4,449)	(3,457)
Loss before income taxes	(3,892)	(5,998)	(12,201)	(22,272)
Provision for (benefit from) income taxes	(2)	50	68	48
Net loss	$(3,890)	$(6,048)	$(12,269)	$(22,320)
Net loss per share:
Basic and diluted	$(0.07)	$(0.12)	$(0.24)	$(0.45)
Shares used in computing net loss per share:
Basic and diluted	52,708	50,369	52,078	49,931

FIVE9, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Nine Months Ended
	September 30, 2016	September 30, 2015
Cash flows from operating activities:
Net loss	$(12,269)	$(22,320)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	6,302	5,525
Provision for doubtful accounts	58	157
Stock-based compensation	6,927	6,010
Loss on disposal of property and equipment	1	10
Loss on extinguishment of debt	1,026	—
Amortization of debt discount and issuance costs	221	260
Accretion of interest	11	—
Others	(10)	40
Changes in operating assets and liabilities:
Accounts receivable	(2,383)	(1,149)
Prepaid expenses and other current assets	(1,927)	(957)
Other assets	(25)	(178)
Accounts payable	1,039	(1,329)
Accrued and other current liabilities	2,749	788
Accrued federal fees and sales tax liability	(90)	161
Deferred revenue	2,449	192
Other liabilities	(75)	(83)
Net cash provided by (used in) operating activities	4,004	(12,873)
Cash flows from investing activities:
Purchases of property and equipment	(973)	(689)
(Increase) Decrease in restricted cash	(60)	806
Purchase of short-term investments	—	(20,000)
Proceeds from maturity of short-term investments	—	40,000
Net cash (used in) provided by investing activities	(1,033)	20,117
Cash flows from financing activities:
Proceeds from exercise of common stock options	4,050	419
Proceeds from sale of common stock under ESPP	792	680
Repayments of notes payable	(23,866)	(2,622)
Proceeds from revolving line of credit	32,594	—
Payment of prepayment penalty and related fees	(368)	—
Payments for debt issuance costs	(206)	—
Payments of capital leases	(4,618)	(4,509)
Repayments on revolving line of credit	(12,500)	—
Net cash used in financing activities	(4,122)	(6,032)
Net (decrease) increase in cash and cash equivalents	(1,151)	1,212
Cash and cash equivalents:
Beginning of period	58,484	58,289
End of period	$57,333	$59,501

FIVE9, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED GROSS PROFIT
(Unaudited, in thousands, except percentages)

	Three Months Ended		Nine Months Ended
	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015

GAAP gross profit	$23,192	$17,475	$66,719	$48,975
GAAP gross margin	56.6%	54.1%	56.6%	52.8%
Non-GAAP adjustments:
Depreciation	1,580	1,382	4,700	4,203
Intangibles amortization	88	88	264	264
Stock-based compensation	357	233	951	639
Adjusted gross profit	$25,217	$19,178	$72,634	$54,081
Adjusted gross margin	61.5%	59.4%	61.6%	58.3%

RECONCILIATION OF GAAP NET LOSS TO ADJUSTED EBITDA
(Unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015

GAAP net loss	$(3,890)	$(6,048)	$(12,269)	$(22,320)
Non-GAAP adjustments:
Depreciation and amortization	2,140	1,840	6,302	5,525
Stock-based compensation	2,519	1,945	6,927	6,010
Interest expense	961	1,235	3,357	3,529
Extinguishment of debt	1,026	—	1,026	—
Interest income and other	(12)	(119)	66	(72)
Provision for (benefit from) income taxes	(2)	50	68	48
Out of period adjustment for sales tax liability (G&A)	—	—	—	765
Adjusted EBITDA	$2,742	$(1,097)	$5,477	$(6,515)

FIVE9, INC.

RECONCILIATION OF GAAP OPERATING LOSS TO NON-GAAP OPERATING INCOME (LOSS)
(Unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015

Loss from operations	$(1,917)	$(4,882)	$(7,752)	$(18,815)
Non-GAAP adjustments:
Stock-based compensation	2,519	1,945	6,927	6,010
Intangibles amortization	129	128	384	$384
Out of period adjustment for sales tax liability (G&A)	—	—	—	765
Non-GAAP operating income (loss)	$731	$(2,809)	$(441)	$(11,656)

RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET LOSS
(Unaudited, in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015

GAAP net loss	$(3,890)	$(6,048)	$(12,269)	$(22,320)
Non-GAAP adjustments:
Stock-based compensation	2,519	1,945	6,927	6,010
Intangibles amortization	129	128	384	384
Amortization of debt discount and issuance costs	43	89	221	260
Extinguishment of debt	1,026	—	1,026	—
Out of period adjustment for sales tax liability (G&A)	—	—	—	765
Non-GAAP net loss	$(173)	$(3,886)	$(3,711)	$(14,901)

GAAP net loss per share:
Basic and diluted	$(0.07)	$(0.12)	$(0.24)	$(0.45)
Non-GAAP net loss per share:
Basic and diluted	$—	$(0.08)	$(0.07)	$(0.30)
Shares used in computing GAAP and non-GAAP net loss per share:
Basic and diluted	52,708	50,369	52,078	49,931

SUMMARY OF STOCK-BASED COMPENSATION, DEPRECIATION AND INTANGIBLES AMORTIZATION
(Unaudited, in thousands)

	Three Months Ended
	September 30, 2016			September 30, 2015
	Stock-Based Compensation	Depreciation	Intangibles Amortization	Stock-Based Compensation	Depreciation	Intangibles Amortization

Cost of revenue	$357	$1,580	$88	$233	$1,382	$88
Research and development	547	204	—	475	126	—
Sales and marketing	626	27	29	448	23	29
General and administrative	989	200	12	789	181	11
Total	$2,519	$2,011	$129	$1,945	$1,712	$128

	Nine Months Ended
	September 30, 2016			September 30, 2015
	Stock-Based Compensation	Depreciation	Intangibles Amortization	Stock-Based Compensation	Depreciation	Intangibles Amortization

Cost of revenue	$951	$4,700	$264	$639	$4,203	$264
Research and development	1,510	513	—	1,389	315	—
Sales and marketing	1,604	78	85	1,430	67	85
General and administrative	2,862	627	35	2,552	556	35
Total	$6,927	$5,918	$384	$6,010	$5,141	$384

FIVE9, INC.
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET LOSS – GUIDANCE
(Unaudited, in thousands, except per share data)

	Three Months Ending		Year Ending
	December 31, 2016		December 31, 2016
	Low	High	Low	High

GAAP net loss	$(3,520)	$(4,520)	$(15,789)	$(16,789)
Non-GAAP adjustments:
Stock-based compensation	2,579	2,579	9,506	9,506
Intangibles amortization	116	116	500	500
Amortization of debt discount and issuance costs	25	25	247	247
Extinguishment of debt	$—	$—	$1,026	$1,026
Non-GAAP net loss	$(800)	$(1,800)	$(4,510)	$(5,510)
GAAP net loss per share, basic and diluted	$(0.07)	$(0.09)	$(0.30)	$(0.32)
Non-GAAP net loss per share, basic and diluted	$(0.02)	$(0.03)	$(0.09)	$(0.11)
Shares used in computing GAAP and non-GAAP net loss per share:
Basic and diluted	53,000	53,000	52,300	52,300

Investor Relations Contact:

Five9, Inc.
Barry Zwarenstein
Chief Financial Officer
925-201-2000 ext. 5959
IR@five9.com

The Blueshirt Group for Five9, Inc.
Lisa Laukkanen
415-217-4967
Lisa@blueshirtgroup.com
Tony Righetti
415-489-2186
Tony@blueshirtgroup.com

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